UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2017 (April 25, 2017)

Tyson Foods, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14704	71-0225165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Don Tyson Parkway Springdale, AR 72762-6999
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (479) 290-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger
As previously disclosed, on April 25, 2017, Tyson Foods, Inc., a Delaware corporation (“Tyson”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DVB Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Tyson and AdvancePierre Foods Holdings, Inc., a Delaware corporation (“AdvancePierre Foods”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, Tyson will cause Merger Sub to commence a cash tender offer (the “Offer”) within 10 business days following the date of the Merger Agreement to acquire all of AdvancePierre Foods’ outstanding shares of common stock, par value $0.01 per share (the “APFH Stock”), for $40.25 per share, net to the seller in cash, without interest, subject to any required withholding of taxes (the “Offer Price”). The Offer will initially expire at 11:59 p.m. (New York City time) on the date that is 20 business days following the commencement of the Offer. Under certain circumstances, Merger Sub may be required to extend the Offer on one or more occasions in accordance with the terms set forth in the Merger Agreement and the applicable rules and regulations of the United States Securities and Exchange Commission (the “SEC”). Merger Sub will not be required to extend the Offer beyond December 25, 2017, and may not extend the Offer beyond such date without the prior written consent of AdvancePierre Foods.

The obligation of Merger Sub to purchase shares of APFH Stock tendered in the Offer is subject to customary conditions, including (i) shares of APFH Stock having been validly tendered and received and not withdrawn that represent, together with the shares then owned by Tyson and Merger Sub and any other direct or indirect wholly-owned subsidiary of Tyson, at least a majority of the then-outstanding shares of APFH Stock, (ii) the expiration or termination of the waiting period (and any extension thereof) applicable to the Offer and the Merger (as defined below) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, without the imposition of a “Burdensome Condition” (as defined in the Merger Agreement) and (iii) the absence of any applicable law or any injunction or other order issued by a court of competent jurisdiction in the United States challenging or seeking to prevent the consummation of the Offer or the Merger or seeking to impose a Burdensome Condition. The consummation of the Offer is not subject to any financing condition.

As soon as possible after (and in no event later than two business days following) the time at which shares of APFH Stock are first accepted for payment and paid for under the Offer (the “Acceptance Time”), subject to the satisfaction or waiver of certain customary conditions set forth in the Merger Agreement, Merger Sub will be merged with and into AdvancePierre Foods, with AdvancePierre Foods surviving the merger as a wholly owned subsidiary of Tyson (the “Merger”), pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any additional stockholder approvals.

At the effective time of the Merger (the “Effective Time”), each share of APFH Stock (other than treasury shares held by AdvancePierre Foods and any shares of APFH Stock owned by Tyson, Merger Sub or any person who is entitled to and properly demands statutory appraisal of his or her shares) will be converted into the right to receive the Offer Price in cash, without interest, subject to any required withholding taxes.

At the Effective Time, each outstanding option to acquire shares of APFH Stock granted or issued pursuant to any “Employee Plan” (as defined in the Merger Agreement) (each, an “APFH Stock Option”) will be canceled and converted into the right to receive a cash payment equal to the product of (i) the excess, if any, of the Offer Price over the applicable per share exercise price of such APFH Stock Option and (ii) the number of shares of APFH Stock that are subject to such APFH Stock Option. Any APFH Stock Options with a per share exercise price equal to or greater than the Offer Price will be canceled for no consideration. At the Effective Time, each outstanding restricted share unit of APFH Stock granted or issued pursuant to any Employee Plan (each, an “APFH RSU”) will be canceled and converted into the right to receive a cash payment equal to the product of (i) the Offer Price and (ii) the total number of shares of APFH Stock subject to such APFH RSU. In addition, at the Effective Time, each outstanding restricted share of APFH Stock granted or issued pursuant to any Employee Plan will be converted into the right to receive a cash payment equal to the Offer Price.

In connection with the consummation of the Merger, AdvancePierre Foods will pay the amounts due upon a change of control transaction under the “Income Tax Receivable Agreement” (as defined in the Merger Agreement) in accordance with the terms thereof and of the Merger Agreement.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature, including an agreement that, subject to certain exceptions, the parties will use commercially reasonable efforts to cause the Offer and the Merger to be consummated.  Until the earlier of the termination of the Merger Agreement and the Effective Time, AdvancePierre Foods has agreed to operate its business in the ordinary course consistent with past practice and has agreed to certain other negative operating covenants, as set forth more fully in the Merger Agreement.

The Merger Agreement also contains a “no solicitation” provision that, in general, restricts AdvancePierre Foods’ ability to (i) solicit, initiate or knowingly take any action to facilitate or encourage the submission of any “Acquisition Proposals” (as defined in the Merger Agreement) or (ii) enter into, engage or participate in discussions or negotiations with, furnish any nonpublic information relating to AdvancePierre Foods to, or otherwise knowingly cooperate with, third parties that are seeking to make, or have made, an Acquisition Proposal. The no solicitation provision is subject to a “fiduciary out” provision that allows AdvancePierre Foods, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to unsolicited third-party acquisition proposals that would reasonably be expected to lead to a “Superior Proposal” (as defined in the Merger Agreement) and, subject to compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Proposal upon payment to Tyson of the termination fee discussed below.

The Merger Agreement also includes customary termination provisions for both AdvancePierre Foods and Tyson, and provides that, in connection with the termination of the Merger Agreement under specified circumstances, including a termination by AdvancePierre Foods to accept and enter into a definitive agreement with respect to a Superior Proposal, AdvancePierre Foods will pay Tyson a termination fee of $100,000,000.

The foregoing description of the Merger Agreement and the transaction contemplated thereby does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Tender and Support Agreements
Concurrently with entering into the Merger Agreement, Tyson and Merger Sub entered into a separate tender and support agreement (the “Tender and Support Agreement”) with the principal stockholder of the Company, Oaktree Capital Management, L.P. and its affiliates (collectively, “Oaktree”), beneficially owning, as of April 25, 2017, approximately 42% of the outstanding shares of Company Common Stock. Under the Tender and Support Agreement, Oaktree agreed to tender all of its shares of Company Common Stock in the Offer. The Tender and Support Agreement terminates upon the first to occur of (i) the Effective Time (as defined in the Merger Agreement); (ii) termination of the Merger Agreement; (iii) the Company’s Board of Directors changing its recommendation regarding the Offer; or (iv) with respect any individual stockholder party to the Tender and Support Agreement, a reduction in the Offer Price.

The foregoing description of the Tender and Support Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Tender and Support Agreement, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
The Merger Agreement and Tender and Support Agreement have been included to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Tyson, AdvancePierre Foods or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about the Tyson or AdvancePierre Foods included in their public reports filed with the SEC. The representations, warranties and covenants contained in the Merger Agreement and Tender and Support Agreement were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the respective parties to such agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the respective parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or of any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement and Tender and Support Agreement which subsequent information may or may not be fully reflected in the Tyson’s public disclosures.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This communication contains forward-looking statements, including statements regarding the expected consummation of the acquisition, which involve a number of risks and uncertainties, including the satisfaction of closing conditions for the acquisition (such as regulatory approval for the transaction and the tender of at least a majority of the outstanding shares of capital stock of AdvancePierre Foods); the possibility that the transaction will not be completed; the impact of general economic, industry, market or political conditions; risks related to the ultimate outcome and results of integrating the operations of Tyson and AdvancePierre Foods; the ultimate outcome of Tyson’s operating strategy applied to AdvancePierre Foods and the ultimate ability to realize synergies; the effects of the business combination on Tyson and AdvancePierre Foods, including on the combined company’s future financial condition, operating results, strategy and plans; and other risks and uncertainties, including those identified in AdvancePierre Foods’ periodic filings, including AdvancePierre Foods’ Annual Report on Form 10-K for the year ended December 31, 2016 and AdvancePierre Foods’ Registration Statement on Form S-1 filed with the U.S. Securities Exchange Commission (“SEC”) on April 5, 2017 and any subsequent quarterly reports on Form 10-Q, as well as the tender offer documents to be filed with the SEC by Tyson and the Solicitation/Recommendation statement on Schedule 14D-9 to be filed by AdvancePierre Foods. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions (or the negative of such terms) are intended to identify forward-looking statements. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results and the timing of events may differ materially from the results and/or timing discussed in the forward-looking statements, and readers are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date of this communication, and neither Tyson nor AdvancePierre Foods undertakes any obligation to update any forward-looking statement except as required by law.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
The tender offer referenced in this communication has not yet commenced. This announcement is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities, nor is it a substitute for the tender offer materials that will be filed with the SEC. The solicitation and offer to buy AdvancePierre Foods stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, Tyson and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter AdvancePierre Foods will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. ADVANCEPIERRE FOODS STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF ADVANCEPIERRE FOODS SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of AdvancePierre Foods stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC's website at www.sec.gov. Copies of the documents filed with the SEC by Tyson will be available free of charge on Tyson’s internet website at http://www.tyson.com or by contacting Jon Kathol at Tyson’s Investor Relations Department at (479) 290-4235 or by email at jon.kathol@tyson.com. Copies of the documents filed with the SEC by AdvancePierre Foods will be available free of charge on AdvancePierre Foods’ internet website at http://www.advancepierre.com or by contacting John Morgan at AdvancePierre Foods’ Investor Relations Department at (513) 372-9338 or by email at ir@advancepierre.com.
In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, AdvancePierre Foods files annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by AdvancePierre Foods at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. AdvancePierre Foods’ filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of April 25, 2017 among Tyson Foods, Inc., AdvancePierre Foods Holdings, Inc. and DVB Merger Sub, Inc.*
99.1	Tender and Support Agreement dated as of April 25, 2017 among Tyson Foods, Inc., DVB Merger Sub, Inc., OCM Principal Opportunities Fund IV Delaware, L.P. and OCM APFH Holdings, LLC.
* Tyson hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.
Date:	April 28, 2017	By:	/s/ R. Read Hudson
Name: R. Read Hudson
Title: Vice President, Associate General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of April 25, 2017 among Tyson Foods, Inc., AdvancePierre Foods Holdings, Inc. and DVB Merger Sub, Inc.*
99.1	Tender and Support Agreement dated as of April 25, 2017 among Tyson Foods, Inc., DVB Merger Sub, Inc., OCM Principal Opportunities Fund IV Delaware, L.P. and OCM APFH Holdings, LLC.
* Tyson hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.